UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

(614) 283-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 4, 2015, Abercrombie & Fitch Co. (the “Company”) issued a news release (the “Release”) reporting the Company's unaudited financial results for the thirteen weeks (quarterly period) and fifty-two weeks (year-to-date period) ended January 31, 2015. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Release contains non-GAAP financial measures reflecting adjustments to the Company's net income and net income per diluted share for the thirteen and fifty-two week periods (quarterly and year-to-date periods) ended January 31, 2015 and February 1, 2014. A reconciliation between the relevant GAAP financial measures and the non-GAAP financial measures is contained in the Release. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

The Company also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods for Fiscal 2013 and 2014. Additional financial information was made available for the fiscal years ended February, 1, 2014, February 2, 2013, January 28, 2012 and January 29, 2011. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company also made available in conjunction with the Release an investor presentation of results for the quarterly period ended January 31, 2015. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant's website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company's management conducted a conference call on March 4, 2015 at approximately 8:30 a.m., Eastern Daylight Saving Time, to review the Company's financial results for the thirteen and fifty-two week periods ended January 31, 2015. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Abercrombie & Fitch Co. on March 4, 2015

99.2	Additional Unaudited Quarterly and Fiscal Year Financial Information made available by Abercrombie & Fitch Co. in conjunction with the News Release on March 4, 2015

99.3	Investor presentation of results for the quarterly period ended January 31, 2015 made available by Abercrombie & Fitch Co. with the News Release on March 4, 2015

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on March 4, 2015

[Remainder of page intentionally left blank; signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: March 5, 2015	By:	/s/ Joanne C. Crevoiserat
Joanne C. Crevoiserat
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release issued by Abercrombie & Fitch Co. on March 4, 2015

99.2	Additional Unaudited Quarterly and Fiscal Year Financial Information made available by Abercrombie & Fitch Co. in conjunction with the News Release on March 4, 2015

99.3	Investor presentation of results for the quarterly period ended January 31, 2015 made available by Abercrombie & Fitch Co. with the News Release on March 4, 2015

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on March 4, 2015